
wow much coin how money so crypto plz mine v rich very currency
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Thumzup

Media Corporation
Nasdaq: TZUP

Dogecoin Crypto Miner


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Adtech Disruptor

Fall 2025

Disclaimer

This presentation contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include, without limitation, our expectation that we will successfully consummate the merger with Dogehash Technologies, Inc. ("Dogehash"), our expectation that our crypto currencies mining business will generate a material amount of high margin revenues, and provide a much more rapid pathway for maximizing shareholder value; our expectation that we will become a billion-dollar enterprise, our expectation that we will be able to secure additional miners, and our expectation that we will be able to grow our business significantly.These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections including the possibility the Dogehash's revenues will be reduced after the auditors review and audit its revenues and that the price of Dogecoin may drop based on market volatility. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), including in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC's website at: http://www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Recent Developments:

Thumzup Launches

Built a powerful engine that pays creators on social media

Nasdaq listing.

Thumzup Media Corporation Announces Proposed Public Offering. August 2025.

$50 Million Raised

Thumzup Media Corporation Announces Closing of $50 Million Public Offering of All Common Stock at $10 Per Share. August 2025

DOMINARI

Cryptocurrency Pivot

Thumzup Media Corporation Announces Strategic Expansion into Digital Asset Mining and Treasury Investments, including Bitcoin purchasing.

Dogecoin Acquisitions

Thumzup to Acquire Dogehash Technologies, Inc., a Leader in DOGE Digital Asset Mining

Crypto Mining Market Expected to Grow from $4.6B in 2024 to $14B 2035



$14B
2035
$4.6B
2024
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

Projected Global Market SIze for Crypto Mining (2019 - 2035)

Crypto Mining Top 5:



Cipher Mining (CIFR)
Core Scientific (CORZ)
Riot Platforms (RIOT)
CleanSpark (CLSK)
MARA Holdings (MARA)
Market Cap in $Billions
0
1
2
3
4
5
6
Cipher Mining (CIFR)
Core Scientific (CORZ)
Riot Platforms (RIOT)
CleanSpark (CLSK)
MARA Holdings (MARA)

Recent Government Support:

Crypto Capital of the World:

July 2024:
Donald Trump states his goal to make the U.S.A the "crypto capital of the world" during his keynote address at the Bitcoin 2024 conference.

Bitcoin Reserve:

March 2025:
Executive Order establishes Strategic Bitcoin Reserve.

GENIUS Act:

July 2025: GENIUS Act signed, regulatory framework for stablecoins is launched.

More than 100 Public companies hold nearly 1 million Bitcoin.

BITCOIN 100		Ticker		# Bitcoin
1	Strategy	MSTR	↑	632,457
2	Marathon Digital	MARA		50,639
3	TwentyOne	CEP		43,514
4	Bitcoin Standard Treasur	CEPO		30,021
5	Bullish	BLSH		21,740
6	Riot Platforms	RIOT		19,287
7	Metaplanet	3350.T	↑	18,991
8	Trump Media & Tech	DJT		*15,000*
9	Cleanspark	CLSK		12,703
10	Coinbase	COIN		11,776
11	Tesla	TSLA		11,509
12	Hut 8	HUT		10,667
13	Block (Square)	XYZ		8,692
14	Galaxy Digital	GLXY		6,984
15	Next Technology Hldgs	NXTT		5,833
16	KindlyMD / Nakamoto	NAKA		5,765
17	Semler Scientific	SMLR		5,021
18	Cango	CANG	↑	5,000
19	ProCap BTC	BRR		4,950
20	GameStop	GME		4,710
21	Empery Digital	EMPD	↑	4,064
22	Bitcoin Group SE	BTGGF		3,605
23	Boyaa	0434.HK		3,416
24	Sequans	SQNS		3,171
25	Smarter Web	SWC.AQ		2,395
26	American Bitcoin Corp	ABTC		2,234
27	Capital B	ALCPB		2,201
28	Exodus	EXOD		2,087
29	Core Scientific	CORZ	↑	1,902
30	Bitdeer	BTDR	↑	1,818
31	BitFuFU	FUFU		1,792
32	Nexon	NEXOF		1,717
33	Canaan	CAN		1,511
34	Fold	FLD		1,492

@HODL15Capital		Ticker		# Bitcoin
35	Bitfarms	BITF		1,402
36	Remixpoint	3825.T	↑	1,273
37	Cipher Mining	CIFR		1,219
38	Brooker Group	BROOK		1,150
39	Satsuma Tech	SATS.L		1,126
40	Microcloud Hologram	HOLO		1,100
41	KULR Technology	KULR		1,021
42	ANAP Holdings	3189.T	↑	1,018
43	USBC, Inc.	USBC		1,000
44	Nano Labs	NA		1,000
45	H100 Group AB	H100	↑	911
46	DDC Enterprises	DDC	↑	888
47	Figma	FIG		838
48	Ming Shing Group	MSW		833
49	SOS Ltd	SOS		802
50	Bitcoin Treasury Corp	BTCT		771
51	Aker ASA	AKER		754
52	GMO Internet Group	4784.T		680
53	Meliuz	CASH3		595
54	MercadoLibre	MELI		570
55	BitMax	377030.KQ		551
56	Alliance Resource	ARLP		541
57	Samara Asset Group	SRAG		525
58	Phoenix Group	PHX		514
59	Jasmine International	JAS.BK		506
60	DigitalX	DGGXF		500
61	Virtu Financial	VIRT		410
62	Neptune Digital Assets	NPPTF		404
63	Convano	6574.T	↑	364
64	3U Holding AB	UUU	↑	363
65	Net Holding A. Sirketi	NTHOL		352
66	LM Funding America	LMFA	↑	311
67	DMG Blockchain	DMGI		307
68	The9 Limited	NCTY		285

@HODL15Capital		Ticker		# Bitcoin
69	Advanced Bitcoin Tech	ABT		254
70	Phoenix Digital Assets	PNIX.AQ		247
71	LQWD Technologies	LQWDF		238
72	Coinshares Int'l	CS.ST		236
73	Hilbert Group	HILB		233
74	WeMade	112040.KQ		223
75	Rumble	RUM		210
76	DEFI Technologies	DEFT		209
77	Genius Group	GNS		200
78	BitMine Immersion	BMNR		193
79	Prenetics	PRE		187
80	Bitcoin Treasury Capita	BTC		187
81	Coinsilium Group	COIN.AQ		182
82	Sixty Six Capital	SIX		148
83	Horizon Kinetics	HKHC		131
84	K33 AB	K33		126
85	BEAT Holdings	9399.T		123
86	Neowiz Holdings	042420.KQ		123
87	Vaultz Capital	V3TC		135
88	Bitcoin Depot	BTM		100
89	Atai Life Sciences	ATAI		100
90	Vanadi Coffee	VANA.MC	↑	100
91	Hive Digital Tech	HIVE		91
92	Linekong	8267.HK		91
93	K Wave Media	KWM		88
94	Greenidge	GREE		85
95	London Bitcoin Co.	BTC.L		85
96	Belgravia Hartford	BLGV		83
97	Gumi	3903.T		80
98	Digi Power X	DGXX		80
99	Yuxing	8005.HK		78
100	Matador Technologies	MATA		77
		8/25/2025		988,271
	@HODL15Capital			+ 4,330 BTC

Strong Capital Position & Scalable Growth:

- $50M in cash on the balance sheet
- Acquisition brings 3500 crypto miners
- Will generate material high-margin revenue
- Can grow business significantly with existing capital


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Thumzup®
Media Corporation
Nasdaq: TZUP


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Investors@thumzupmedia.com
800 - 403 - 6150

10557-B Jefferson Blvd
Culver City, CA 90232

Fall 2025

Additional Information

Additional Information About the Merger and Where to Find It

Thumzup intends to file with the SEC a proxy statement in connection with the proposed merger with Dogehash and will mail a definitive proxy statement and other relevant documents to Thumzup's stockholders. The closing of the merger is conditioned upon the Company obtaining the required stockholder approvals, Nasdaq approval, receipt of a fairness opinion by the Company and customary closing conditions.

Thunzup's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, the definitive proxy statement and the other relevant documents filed with the SEC in connection with Thumzup's solicitation of proxies for its stockholders' special meeting to be held to approve the transactions because the proxy statement will contain important information about Thumzup, Dogehash and the transactions. The definitive proxy statement will be mailed to stockholders of Thumzup as of a record date to be established for voting on the transactions. Investors may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by Thumzup with the SEC at the SEC's website at www.sec.gov. Stockholders of Thumzup will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to:.Thumzup Media Corporation, 10557-B Jefferson Blvd, Culver City, CA, Attention: Investor Relations.

Participants in the Solicitation Legend

Thumzup, Dogehash, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Thumzup and Dogehash in connection with the proposed transaction. Information about the directors and executive officers of Thumzup is set forth in its Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 30, 2025. Additional information regarding the participants in the proxy solicitation, including TZUP and Dogehash directors and officers, and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC regarding the merger when available. Each of these documents is, or will be, available at the SEC's website or by directing a request to Thumzup as described above under "Additional Information About the Merger and Where to Find It."